INVENTORY, NET	9 Months Ended	12 Months Ended
	Dec. 31, 2022	Mar. 31, 2022
Inventory Disclosure [Abstract]
INVENTORY, NET

NOTE 4 – INVENTORY, NET

Inventory consists primarily of finished goods. The Company provides an allowance for slow-moving, damaged, expired or expiring inventory. As of December 31, 2022, and March 31, 2022, inventory consists of the following:

	December 31, 2022	March 31, 2022
Finished Goods	$3,470,442	$4,482,291
Allowance for inventory obsolescence	(742,311)	(108,055)
	$2,728,131	$4,374,236

The Company allowance for inventory obsolescence for the nine months ended December 31, 2022, and December 31, 2021, was $742,311 and $388,431, respectively. The increase in the allowance was primarily driven by expired/expiring products.

On July 5, 2022, the Company entered into an asset purchase agreement with Hulsa LLC. The Company purchased assets, inclusive of inventory and intangible assets. The Company paid $400,000 in exchange for the assets and received approximately $177,000 of inventory related to the purchase. The inventory is included within the Inventory, net, line on the condensed consolidated balance sheet.

NOTE 6 – INVENTORY, NET

Inventory consists of the following:

	As of March 31,
	2022	2021
Finished Goods	$4,482,291	$2,556,368
Allowance for obsolescence	(108,055)	(85,058)
	$4,374,236	$2,471,310

The increase in finished goods as of March 31, 2022, compared to as of March 31, 2021, reflects the inventory of the Company’s South Korean subsidiary (primarily skin care products) that started its operations in June 2021, of approximately $1.9 million.

The following table reflects the activity in the allowance for inventory obsolescence for the periods presented:

	Fiscal Year Ended March 31,
	2022	2021
Balance at beginning of fiscal year	$85,058	$-
Provision for estimated obsolescence	635,137	1,095,068
Write-offs and recoveries	(612,140)	(1,010,010)
Balance at end of fiscal year	$108,055	$85,058